Exhibit 33.9

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2013 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and/or backed by RMBS, for which the Company provides master servicing services and where the RMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933, or (b) privately-issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “RMBS Master Servicing Platform”). Appendix A identifies the individual transactions defined by Management as constituting the RMBS Master Servicing Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required in the related transaction agreements, in regards to the activities performed by the Company, except for the following servicing criteria: 1122(d)(3)(i)(C), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii),1122(d)(4)(xiii) and 1122(d)(4)(xv), which Management has determined are not applicable to the activities the Company performed with respect to the RMBS Master Servicing Platform for the Period; provided however that, with respect to the RMBS Master Servicing Platform, servicing criteria 1122(d)(3)(i)(A),(B) and (D) are applicable only as they relate to the Company’s responsibility to aggregate and provide loan level data to the bond administrator in accordance with the timeframes outlined in the transaction agreements; and provided further that, with respect to the RMBS Master Servicing Platform, servicing criterion 1122(d)(3)(ii) is applicable only as it relates to the timeframes of remittances to various deal parties, as required by the transaction agreements (the “Applicable Servicing Criteria”).

With respect to the RMBS Master Servicing Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Brian W. Bartlett
Brian W. Bartlett
Title:	Executive Vice President

Dated:	February 26, 2014

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

RMBS Master Servicing Platform Transactions
AAMES 2004-1
AAMES 2005-1
AAMES 2005-2
AAMES 2005-4
AAMES 2006-1
ABFC 2004-HE1
ABFC 2005-HE1
ABFC 2006-HE1
ABFC 2007-WMC1
ABSC 2004-HE6
ABSC 2004-HE8
ABSC 2005-HE8
ABSC MO 2006-HE6
ABSC NC 2005-HE4
ACE 2001-HE1
ACE 2002-HE1
ACE 2002-HE2
ACE 2002-HE3
ACE 2003-FM1
ACE 2003-HE1
ACE 2003-HS1
ACE 2003-NC1
ACE 2003-OP1
ACE 2003-TC1
ACE 2004-FM1
ACE 2004-FM2
ACE 2004-HE1
ACE 2004-HE2
ACE 2004-HE3
ACE 2004-HE4
ACE 2004-HS1
ACE 2004-IN1
ACE 2004-OP1
ACE 2004-RM1
ACE 2004-RM2
ACE 2004-SD1
ACE 2005-AG1
ACE 2005-ASAP1
ACE 2005-HE1

RMBS Master Servicing Platform Transactions
ACE 2005-HE2
ACE 2005-HE3
ACE 2005-HE4
ACE 2005-HE5
ACE 2005-HE6
ACE 2005-HE7
ACE 2005-RM1
ACE 2005-RM2
ACE 2005-SD1
ACE 2005-SD2
ACE 2005-SD3
ACE 2005-SL1
ACE 2005-SN1
ACE 2005-WF1
ACE 2006-ASAP1
ACE 2006-ASAP2
ACE 2006-ASAP3
ACE 2006-ASAP4
ACE 2006-ASAP5
ACE 2006-ASAP6
ACE 2006-ASL1
ACE 2006-CW1
ACE 2006-FM1
ACE 2006-FM2
ACE 2006-HE1
ACE 2006-HE2
ACE 2006-HE3
ACE 2006-HE4
ACE 2006-NC1
ACE 2006-NC2
ACE 2006-NC3
ACE 2006-OP1
ACE 2006-OP2
ACE 2006-SD1
ACE 2006-SD2
ACE 2006-SD3
ACE 2006-SL1
ACE 2006-SL2
ACE 2006-SL3

RMBS Master Servicing Platform Transactions
ACE 2006-SL4
ACE 2007 ASAP2
ACE 2007-ASAP1
ACE 2007-ASL1
ACE 2007-HE1
ACE 2007-HE2
ACE 2007-HE3
ACE 2007-HE4
ACE 2007-HE5
ACE 2007-SL1
ACE 2007-SL2
ACE 2007-WM1
ACE 2007-WM2
ACE TERWIN 2003-6HE
AEGIS 2004-2
AEGIS 2004-5
AEGIS 2004-6
AEGIS 2005-1
AEGIS 2005-2
AEGIS 2005-3
AEGIS 2005-4
AEGIS 2005-5
AEGIS 2006-1
AGATEBAY13-1
AHMA 2005-1
AHMA 2005-2
AHMA 2006-1
AHMA 2006-2
AHMA 2006-3
AHMA 2006-4
AHMA 2006-5
AHMA 2006-6
AHMA 2007-1
AHMA 2007-2
AHMA 2007-3
AHMA 2007-4
AHMA 2007-5
AHMIT 2005-1
AHMIT 2005-2
AHMIT 2005-3
AHMIT 2005-4

RMBS Master Servicing Platform Transactions
AHMIT 2006-1
AHMIT 2006-2
AHMIT 2006-3
AHMIT 2007-1
AHMIT 2007-2
ALLIANCE 2007-OA1
AMRESCO 1998-2
AMRESCO 1998-3
ARC 2001-BC5
ARC 2001-BC6
ARE 1998-1
ARMT 2004-1
ARMT 2004-2
ARMT 2004-3
ARMT 2004-4
ARMT 2004-5
ARMT 2005-1
ARMT 2005-10
ARMT 2005-11
ARMT 2005-12
ARMT 2005-2
ARMT 2005-3
ARMT 2005-4
ARMT 2005-5
ARMT 2005-6A
ARMT 2005-7
ARMT 2005-8
ARMT 2005-9
ARMT 2006-1
ARMT 2006-2
ARMT 2006-3
ARMT 2007-1
ARMT 2007-2
ARMT 2007-3
BAFC 2003-2
BAFC 2004-2
BAFC 2004-4
BAFC 2004-5
BAFC 2004-B
BAFC 2004-C
BAFC 2004-D

RMBS Master Servicing Platform Transactions
BAFC 2005-1
BAFC 2005-2
BAFC 2005-3
BAFC 2005-4
BAFC 2005-5
BAFC 2005-6
BAFC 2005-7
BAFC 2005-8
BAFC 2005-A
BAFC 2005-D
BAFC 2005-E
BAFC 2005-F
BAFC 2005-H
BAFC 2006-1
BAFC 2006-2
BAFC 2006-3
BAFC 2006-4
BAFC 2006-7
BAFC 2006-8T2
BAFC 2006-A
BAFC 2006-D
BAFC 2006-H
BAFC 2006-I
BAFC 2006-J
BAFC 2007-1
BAFC 2007-2
BAFC 2007-3
BAFC 2007-4
BAFC 2007-7
BAFC 2007-8
BAFC 2007-A
BAFC 2007-B
BAFC 2007-C
BAFC 2007-D
BAFC SALT 2005-1F
BANCCAP 2006-1
BANKUNITED 2005-1
BAYVIEW 04-A
BAYVIEW 04-C
BAYVIEW 04-D
BAYVIEW 05-B

RMBS Master Servicing Platform Transactions
BAYVIEW 05-C
BAYVIEW 05-D
BAYVIEW 06-A
BAYVIEW 06-B
BAYVIEW 06-C
BAYVIEW 06-D
BAYVIEW 07-A
BAYVIEW 07-B
BCAP 2006-AA2
BCAP 2007-AA5
BCAP 2008-IND1
BCAP 2008-IND2
BSAAT 2007-01
BSABS 2003-1
BSABS 2002-1
BSABS 2002-2
BSABS 2002-AC1
BSABS 2003-2
BSABS 2003-3
BSABS 2003-AC3
BSABS 2003-AC4
BSABS 2003-AC5
BSABS 2003-AC6
BSABS 2003-AC7
BSABS 2003-SD1
BSABS 2003-SD2
BSABS 2003-SD3
BSABS 2004-AC1
BSABS 2004-AC2
BSABS 2004-AC3
BSABS 2004-AC4
BSABS 2004-AC5
BSABS 2004-AC6
BSABS 2004-AC7
BSABS 2004-SD1
BSABS 2004-SD2
BSABS 2004-SD3
BSABS 2004-SD4
BSABS 2005-AC1
BSABS 2005-AC2
BSABS 2005-AC3

RMBS Master Servicing Platform Transactions
BSABS 2005-AC4
BSABS 2005-AC5
BSABS 2005-AC6
BSABS 2005-AC7
BSABS 2005-AC8
BSABS 2005-AC9
BSABS 2005-SD1
BSABS 2005-SD2
BSABS 2005-SD3
BSABS 2005-SD4
BSABS 2006-2
BSABS 2006-3
BSABS 2006-4
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC4
BSABS 2006-AC5
BSABS 2006-IM1
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2006-ST1
BSABS 2007-1
BSABS 2007-2
BSABS 2007-SD2
BSABS 2007-SD3
BSALTA 2003-3
BSALTA 2003-5
BSALTA 2003-6
BSALTA 2004-1
BSALTA 2004-10
BSALTA 2004-11
BSALTA 2004-12
BSALTA 2004-13
BSALTA 2004-2
BSALTA 2004-3
BSALTA 2004-4
BSALTA 2004-5
BSALTA 2004-6

RMBS Master Servicing Platform Transactions
BSALTA 2004-7
BSALTA 2004-8
BSALTA 2004-9
BSALTA 2005-1
BSALTA 2005-10
BSALTA 2005-2
BSALTA 2005-3
BSALTA 2005-4
BSALTA 2005-5
BSALTA 2005-7
BSALTA 2005-8
BSALTA 2005-9
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSALTA 2007-1
BSALTA 2007-2
BSALTA 2007-3
BSART 2001-04
BSART 2002-11
BSART 2002-12
BSART 2003-1
BSART 2003-3
BSART 2003-4
BSART 2003-5
BSART 2003-6
BSART 2003-7
BSART 2003-8
BSART 2003-9
BSART 2004-1
BSART 2004-10
BSART 2004-11
BSART 2004-12
BSART 2004-2
BSART 2004-3
BSART 2004-4

RMBS Master Servicing Platform Transactions
BSART 2004-5
BSART 2004-6
BSART 2004-7
BSART 2004-8
BSART 2004-9
BSART 2005-1
BSART 2005-10
BSART 2005-11
BSART 2005-12
BSART 2005-2
BSART 2005-3
BSART 2005-4
BSART 2005-5
BSART 2005-6
BSART 2005-7
BSART 2005-9
BSART 2006-1
BSART 2006-2
BSART 2006-4
BSART 2007-2
BSMF 2006-AC1
CARRINGTON 2007-HE1
CMAC 2004-1
CMAC 2004-2
CMLTI 2003-1
CMLTI 2004-1
CMLTI 2004-HYB2
CMLTI 2004-HYB3
CMLTI 2005-11
CMLTI 2006-FX1
CMLTI 2007-AMC2
CMLTI 2007-AMC4
CMLTI 2007-OPX1
CMLTI 2007-SHL1
CON1999-3
CS 1989-1
CSAB 2006-1
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSAB 2007-1

RMBS Master Servicing Platform Transactions
CSFB 2003-29
CSFB 2003-19
CSFB 2003-21
CSFB 2003-23
CSFB 2003-25
CSFB 2003-27
CSFB 2003-AR30
CSFB 2004-1
CSFB 2004-3
CSFB 2004-4
CSFB 2004-5
CSFB 2004-6
CSFB 2004-7
CSFB 2004-8
CSFB 2004-AR1
CSFB 2004-AR2
CSFB 2004-AR3
CSFB 2004-AR4
CSFB 2004-AR5
CSFB 2004-AR6
CSFB 2004-AR7
CSFB 2004-AR8
CSFB 2004-FRE1
CSFB 2005-1
CSFB 2005-10
CSFB 2005-11
CSFB 2005-12
CSFB 2005-2
CSFB 2005-3
CSFB 2005-4
CSFB 2005-5
CSFB 2005-6
CSFB 2005-7
CSFB 2005-8
CSFB 2005-9
CSMC 12-CIM1
CSMC 12-CIM2
CSMC 12-CIM3
CSMC 13-HYB1
CSMC 13-IVR1
CSMC 13-IVR2

RMBS Master Servicing Platform Transactions
CSMC 13-IVR3
CSMC 13-IVR4
CSMC 13-TH1
CSMC 2006-1
CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-5
CSMC 2006-6
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
CSMC 2007-1
CSMC 2007-2
CSMC 2007-3
CSMC 2007-4
CSMC 2007-5
CSMC 2007-6
CSMC 2007-7
CSMC13-6
CSMC13-7
CSMC13-IVR5
DBALT 2003-1
DBALT 2003-2XS
DBALT 2003-3
DBALT 2003-4XS
DBALT 2005-1
DBALT 2005-2
DBALT 2005-3
DBALT 2005-4
DBALT 2005-5
DBALT 2005-6
DBALT 2005-AR1
DBALT 2005-AR2
DBALT 2006-AB1
DBALT 2006-AB2
DBALT 2006-AB3
DBALT 2006-AB4
DBALT 2006-AF1
DBALT 2006-AR1
DBALT 2006-AR2

RMBS Master Servicing Platform Transactions
DBALT 2006-AR3
DBALT 2006-AR4
DBALT 2006-AR5
DBALT 2006-AR6
DBALT 2006-OA1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-RAMP1
DLSA 2005-AR1
DMSI 2003-1
DMSI 2004-1
DMSI 2004-2
DMSI 2004-3
DMSI 2004-4
DMSI 2004-5
DSLA 2004-AR1
DSLA 2004-AR2
DSLA 2004-AR3
DSLA 2004-AR4
DSLA 2005-AR2
DSLA 2005-AR3
DSLA 2005-AR4
DSLA 2005-AR5
DSLA 2005-AR6
DSLA 2006-AR1
DSLA 2006-AR2
DSLA 2007-AR1
EBLMT 2013-1
EBMLT 2013-2
EMP1997-1

RMBS Master Servicing Platform Transactions
EMP1997-2
EMP1997-3
EMP1997-4
EMP1997-5
EMP1998-1
EMP1998-2
EMP1998-3
EMP1999-1
FAIT 1993-A
FAM 1998-3
FAM 1998-4
FAM 1999-1
FAM 1999-2
FAM 1999-3
FAM1996-2
FAM1996-3
FAM1996-4
FAM1997-1
FAM1997-2
FAM1997-3
FAM1997-4
FAM1998-1A
FAM1998-1F
FB91-IS-1
FB91-IS-2
FB91-SA-3
FBRSI 2005-1
FBRSI 2005-2
FBRSI 2005-3
FBRSI 2005-4
FBRSI 2005-5
FDIC 2010-R1
FDIC 2011-N1
FDIC 2011-R1
FF 2006-FF1
FFML 2004-FFC
FFML 2006-FF11
FFML 2006-FF5
FFML 2006-FF7
FFML 2006-FF9
FIELDSTONE 2004-3

RMBS Master Servicing Platform Transactions
FIELDSTONE 2004-4
FIELDSTONE 2004-5
FIELDSTONE 2005-1
FIELDSTONE 2005-2
FIELDSTONE 2005-3
FIELDSTONE 2006-1
FIELDSTONE 2006-2
FIELDSTONE 2006-3
FNBK95-2
FNLC 2005-3
FNLC 2005-4
FNT 1988-1
FNT 1989-1
FREMONT 2003-A
FREMONT 2003-B
FREMONT 2004-3
FREMONT 2004-A
FREMONT 2004-B
FREMONT 2004-C
FREMONT 2004-D
FREMONT 2005-A
FREMONT 2005-B
FREMONT 2005-C
FREMONT 2005-D
FREMONT 2005-E
FREMONT 2006-2
FREMONT 2006-A
FREMONT 2006-B P1
FREMONT 2006-B P2
FREMONT 2006-C
FREMONT 2006-D
FREMONT 2006-E
GPMF 2006-OH1
GRNPT MTA 2005-AR1
GS 2004-8
GSAA 2004-7
GSAA 2005-12
GSAA 2005-15
GSAA 2005-6
GSAA 2005-7
GSAA 2005-9

RMBS Master Servicing Platform Transactions
GSAA 2006-10
GSAA 2006-11
GSAA 2006-14
GSAA 2006-15
GSAA 2006-16
GSAA 2006-17
GSAA 2006-18
GSAA 2006-19
GSAA 2006-2
GSAA 2006-20
GSAA 2006-4
GSAA 2006-7
GSAA 2006-8
GSAA 2006-S1
GSAA 2007-01
GSAA 2007-10
GSAA 2007-2
GSAA 2007-3
GSAA 2007-4
GSAA 2007-5
GSAA 2007-6
GSAA 2007-7
GSAA 2007-8
GSAA 2007-9
GSAA 2007-S1
GSAMP 2005-AHL2
GSAMP 2005-HE6
GSAMP 2006-FM2
GSAMP 2006-FM3
GSAMP 2006-HE3
GSAMP 2006-HE4
GSAMP 2006-HE5
GSAMP 2006-HE7
GSAMP 2006-HE8
GSAMP 2006-NC2
GSAMP 2006-S4
GSAMP 2007-FM1
GSAMP 2007-FM2
GSAMP 2007-H1
GSAMP 2007-HE1
GSAMP 2007-HE2

RMBS Master Servicing Platform Transactions
GSAMP 2007-HSBC1
GSAMP 2007-NC1
GSR 2004-14
GSR 2005-9F
GSR 2005-AR1
GSR 2005-AR2
GSR 2005-AR3
GSR 2005-AR4
GSR 2005-AR5
GSR 2005-AR6
GSR 2005-AR7
GSR 2006-10F
GSR 2006-1F
GSR 2006-2F
GSR 2006-3F
GSR 2006-5F
GSR 2006-6F
GSR 2006-7F
GSR 2006-8F
GSR 2006-9F
GSR 2006-AR1
GSR 2006-AR2
GSR 2006-OA1
GSR 2007-1F
GSR 2007-2F
GSR 2007-3F
GSR 2007-4F
GSR 2007-5F
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-OA1
GSR 2007-OA2
HALO 2007-2
HALO 2007-AR2
HARBORVIEW 2003-1
HARBORVIEW 2003-2
HARBORVIEW 2004-1
HARBORVIEW 2004-10
HARBORVIEW 2004-4
HARBORVIEW 2004-5
HARBORVIEW 2004-6

RMBS Master Servicing Platform Transactions
HARBORVIEW 2004-7
HARBORVIEW 2004-8
HARBORVIEW 2005-11
HARBORVIEW 2005-14
HARBORVIEW 2005-15
HARBORVIEW 2005-4
HARBORVIEW 2005-6
HARBORVIEW 2005-7
HARBORVIEW 2006-1
HARBORVIEW 2006-13
HARBORVIEW 2006-14
HARBORVIEW 2006-2
HARBORVIEW 2006-6
HARBORVIEW 2006-7
HARBORVIEW 2006-8
HARBORVIEW 2007-2
HARBORVIEW 2007-4
HARBORVIEW 2007-5
HARBORVIEW 2007-6
HARBORVIEW 2007-7
HARBORVIEW 2007-A
HASCO 2006-OPT2
HASCO 2005-I1
HASCO 2005-NC1
HASCO 2005-NC2
HASCO 2005-OPT1
HASCO 2006-HE1
HASCO 2006-NC1
HASCO 2006-OPT1
HASCO 2006-OPT3
HASCO 2006-OPT4
HASCO 2006-WMC1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-WF1
HBMT 2004-1
HBMT 2004-2
HBMT 2005-1
HBMT 2005-2
HBMT 2005-3

RMBS Master Servicing Platform Transactions
HBMT 2005-4
HBMT 2005-5
HBMT 2006-1
HBMT 2006-2
HBMT 2007-1
HOMEFED 1988-1
HOMESTAR 2004-1
HOMESTAR 2004-2
HOMESTAR 2004-3
HOMESTAR 2004-4
HOMESTAR 2004-5
HOMESTAR 2004-6
ICA 1989-2
IMPAC 2004-11
IXIS 2006-HE3
IXIS 2007-HE1
JPALT 2005-S1
JPALT 2007-A2
JPALT 2007-S1
JPM 2003-A1
JPM 2003-A2
JPM 2004-A1
JPM 2004-A2
JPM 2004-A3
JPM 2004-A4
JPM 2004-A5
JPM 2004-A6
JPM 2004-S2
JPM 2005-A1
JPM 2005-A2
JPM 2005-A3
JPM 2005-A4
JPM 2005-A5
JPM 2005-A6
JPM 2005-A7
JPM 2005-A8
JPM 2005-ALT1
JPM 2005-S1
JPM 2005-S2
JPMALT 2005-A2
JPMALT 2006-A1

RMBS Master Servicing Platform Transactions
JPMALT 2006-A2
JPMALT 2006-A3
JPMALT 2006-A4
JPMALT 2006-A6
JPMALT 2006-S1
JPMALT 2006-S2
JPMALT 2006-S3
JPMALT 2006-S4
JPMMAC 2006-CW2
JPMMAC 2006-WF1
JPMMT 2005-S3
JPMMT 2006-A1
JPMMT 2006-A2
JPMMT 2006-A3
JPMMT 2006-A4
JPMMT 2006-A6
JPMMT 2006-A7
JPMMT 2006-S1
JPMMT 2006-S2
JPMMT 2006-S3
JPMMT 2006-S4
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-S1
JPMMT 2007-S2
JPMMT 2007-S3
KP1993MM4
KPAC 1993-1
LABS1998-2
LHEL98-1
LUMINENT 06-3
LUMINENT 2005-1
LUMINENT 2006-2
LUMINENT 2006-4
LUMINENT 2006-5
LUMINENT 2006-6
LUMINENT 2006-7
LUMINENT 2007-1
LUMINENT 2007-2
MABS 2004-HE1
MABS 2004-WMC1

RMBS Master Servicing Platform Transactions
MABS 2005-AB1
MABS 2005-HE1
MABS 2005-HE2
MABS 2005-WF1
MABS 2006-AB1
MABS 2006-AM1
MABS 2006-AM2
MABS 2006-AM3
MABS 2006-FRE1
MABS 2006-FRE2
MABS 2006-HE1
MABS 2006-HE2
MABS 2006-HE3
MABS 2006-HE4
MABS 2006-HE5
MABS 2006-NC1
MABS 2006-NC2
MABS 2006-NC3
MABS 2006-WMC1
MABS 2006-WMC2
MABS 2006-WMC3
MABS 2006-WMC4
MABS 2007-HE1
MABS 2007-HE2
MABS 2007-WMC1
MALT 2002-1
MALT 2002-2
MALT 2002-3
MALT 2003-1
MALT 2003-2
MALT 2003-3
MALT 2003-4
MALT 2003-5
MALT 2003-6
MALT 2003-7
MALT 2003-8
MALT 2003-9
MALT 2004-1
MALT 2004-10
MALT 2004-11
MALT 2004-12

RMBS Master Servicing Platform Transactions
MALT 2004-13
MALT 2004-2
MALT 2004-3
MALT 2004-4
MALT 2004-5
MALT 2004-6
MALT 2004-7
MALT 2004-8
MALT 2004-9
MALT 2005-1
MALT 2005-2
MALT 2005-3
MALT 2005-4
MALT 2005-5
MALT 2005-6
MALT 2006-1
MALT 2006-2
MALT 2006-3
MALT 2007-1
MALT 2007-HF1
MANA 2007-A1
MANA 2007-A2
MANA 2007-A3
MANA 2007-AF1 (I)
MANA 2007-AF1 (II)
MANA 2007-F1
MANA 2007-OAR1
MANA 2007-OAR2
MANA 2007-OAR3
MANA 2007-OAR4
MANA 2007-OAR5
MARM 2002-3
MARM 2003-1
MARM 2003-2
MARM 2003-3
MARM 2003-4
MARM 2003-5
MARM 2003-6
MARM 2003-7
MARM 2004-1
MARM 2004-10

RMBS Master Servicing Platform Transactions
MARM 2004-11
MARM 2004-12
MARM 2004-13
MARM 2004-14
MARM 2004-15
MARM 2004-2
MARM 2004-3
MARM 2004-4
MARM 2004-5
MARM 2004-6
MARM 2004-7
MARM 2004-8
MARM 2004-9
MARM 2005-1
MARM 2005-2
MARM 2005-3
MARM 2005-6
MARM 2005-7
MARM 2005-8
MARM 2006-2
MARM 2006-OA1
MARM 2006-OA2
MARM 2007-1
MARM 2007-2
MARM 2007-3
MARM 2007-HF1
MARM 2007-HF2
MASL 2005-1
MASL 2006-1
MASTR 2002-7
MASTR 2002-8
MASTR 2003-1
MASTR 2003-10
MASTR 2003-11
MASTR 2003-12
MASTR 2003-2
MASTR 2003-3
MASTR 2003-4
MASTR 2003-5
MASTR 2003-6
MASTR 2003-7

RMBS Master Servicing Platform Transactions
MASTR 2003-8
MASTR 2003-9
MASTR 2004-1
MASTR 2004-10
MASTR 2004-11
MASTR 2004-3
MASTR 2004-4
MASTR 2004-5
MASTR 2004-6
MASTR 2004-8
MASTR 2004-9
MASTR 2005-1
MASTR 2005-2
MASTR 2006-1
MASTR 2006-2
MASTR 2006-3
MASTR 2007-1
MASTR 2007-2
MEGO96-1
MEGO96-2
MEGO97-1
MEL1998-2
MERCURY 1988-1
MERCURY 1988-2
ML 2002-A3
MLCC 2005-2
MLCC 2005-3
MLCC 2006-2
MLCC 2006-3
MLCC 2007-1
MLCC 2007-2
MLCC 2007-3
MLMBS 2007-1
MLMBS 2007-2
MLMBS 2007-3
MLMI 2003-A1
MLMI 2003-A2
MLMI 2003-A3
MLMI 2003-A4
MLMI 2003-A5
MLMI 2003-A6

RMBS Master Servicing Platform Transactions
MLMI 2004-A1
MLMI 2004-A2
MLMI 2004-A3
MLMI 2004-A4
MLMI 2005-A1
MLMI 2005-A10
MLMI 2005-A2
MLMI 2005-A3
MLMI 2005-A4
MLMI 2005-A5
MLMI 2005-A6
MLMI 2005-A7
MLMI 2005-A8
MLMI 2005-A9
MLMI 2005-NC1
MLMI 2005-SL1
MLMI 2005-SL2
MLMI 2005-WMC1
MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MLMI 2006-AF1
MLMI 2006-AF2 (I)
MLMI 2006-AF2 (II)
MORTGAGEIT 2004-1
MORTGAGEIT 2004-2
MORTGAGEIT 2005-1
MORTGAGEIT 2005-2
MORTGAGEIT 2005-3
MORTGAGEIT 2005-4
MORTGAGEIT 2005-5
MORTGAGEIT 2005-AR1
MORTGAGEIT 2006-1
MORTGAGEIT 2007-1
MORTGAGEIT 2007-2
MRMSC9401
MS 2002-WL1
MSAC 2005-HE3
MSAC 2006-HE8
MSAC 2007-HE5

RMBS Master Servicing Platform Transactions
MSAC 2007-HE6
MSAC 2007-HE7
MSAC 2007-NC2
MSAC 2007-NC3
MSAC 2007-NC4
MSGF1996-1
MSHEL 2007-2
MSIX 2006-1
MSLT 2004-02
MSLT 2005-01
MSM 2004-2AR
MSM 2004-1
MSM 2004-10AR
MSM 2004-11AR
MSM 2004-3
MSM 2004-4
MSM 2004-5AR
MSM 2004-6AR
MSM 2004-7AR
MSM 2004-8AR
MSM 2004-9
MSM 2005-1
MSM 2005-10
MSM 2005-11AR
MSM 2005-2AR
MSM 2005-3AR
MSM 2005-4
MSM 2005-5AR
MSM 2005-6AR
MSM 2005-7
MSM 2005-9AR
MSM 2006-16AX
MSM 2006-11
MSM 2006-12XS
MSM 2006-13AR
MSM 2006-15XS
MSM 2006-17XS
MSM 2006-1AR
MSM 2006-2
MSM 2006-3AR
MSM 2006-5AR

RMBS Master Servicing Platform Transactions
MSM 2006-6AR
MSM 2006-7
MSM 2006-8AR
MSM 2006-9AR
MSM 2007-10XS
MSM 2007-11AR
MSM 2007-12
MSM 2007-13
MSM 2007-14AR
MSM 2007-15AR
MSM 2007-1XS
MSM 2007-2AX
MSM 2007-3XS
MSM 2007-5AX
MSM 2007-6XS
MSM 2007-7AX
MSM 2007-8XS
MSMC 1996-1
MSSTI 2007-1
MSSTR 2003-1
MSSTR 2004-1
MSSTR 2005-1
MSSTR 2005-2
NAAC 1998-HE1
NAAC 2005-AP2
NAAC 2005-AP3
NAAC 2005-AR3
NAAC 2005-AR4
NAAC 2005-AR5
NAAC 2005-AR6
NAAC 2005-S2
NAAC 2005-S3
NAAC 2005-S4
NAAC 2005-WF1
NAAC 2006-AF1
NAAC 2006-AF2
NAAC 2006-AP1
NAAC 2006-AR1
NAAC 2006-AR2
NAAC 2006-AR3
NAAC 2006-AR4

RMBS Master Servicing Platform Transactions
NAAC 2006-WF1
NAAC 2007-1
NAAC 2007-2
NAAC 2007-3
NATIONSTAR 2007-FRE1
NATIXIS 2007-HE2
NEWCASTLE 2007-1
NHEL 2005-FM1
NHEL 2005-HE1
NHEL 2006-AF1
NHEL 2006-FM1
NHEL 2006-FM2
NHEL 2006-HE1
NHEL 2006-HE2
NHEL 2006-HE3
NHEL 2006-WF1
NHEL 2007-1
NHEL 2007-2
NHEL 2007-3
NRPMT2013-1
NY MORTGAGE 2005-1
NY MORTGAGE 2005-2
NY MORTGAGE 2005-3
NY MORTGAGE 2006-1
OMAC 2005-1
OMAC 2005-2
OMAC 2005-3
OMAC 2005-4
OMAC 2005-5
OMAC 2006-1
OMAC 2006-2
OPTION ONE 2007-HL1
OWNIT 2005-1
OWNIT 2005-2
OWNIT 2005-3
OWNIT 2005-4
OWNIT 2005-5
PC 2004-1
PC 2004-2
PC 2005-1
PC 2005-2

RMBS Master Servicing Platform Transactions
PC 2005-3
PC 2005-4
PC 2006-1
PF 2004-1
PF 2005-1
PF 2005-2
PHH 2008-CIM1
PHH 2008-CIM2
PHHAM 2007-1
PHHAM 2007-2
PHHAM 2007-3
PRIME 2003-1
PRIME 2003-2
PRIME 2003-3
PRIME 2004-1
PRIME 2004-2
PRIME 2004-CL1
PRIME 2004-CL2
PRIME 2005-1
PRIME 2005-2
PRIME 2005-3
PRIME 2005-4
PRIME 2005-5
PRIME 2006-1
PRIME 2006-CL1
PSB 1997-3
PSB 1997-4
RBSGC 2005-A
RBSGC 2007-B
RENAISSANCE 2004-4
RENAISSANCE 2005-1
RENAISSANCE 2005-2
RENAISSANCE 2005-3
RENAISSANCE 2005-4
RENAISSANCE 2006-1
RENAISSANCE 2006-2
RENAISSANCE 2006-3
RENAISSANCE 2006-4
RENAISSANCE 2007-1
RENAISSANCE 2007-2
RENAISSANCE 2007-3

RMBS Master Servicing Platform Transactions
RMSC 1991-14
RMSC90-5B
RMSC91-15
RMSC91-16
RMSC91-17
RMSC91-19
RMSC91-8
RMSC92-4
SACO 2007-1
SAFT 2013-1
SAIL 2004-7
SAIL 2006-3
SAM 1999-1
SAMI 2002-AR2
SAMI 2002-AR3
SAMI 2002-AR4
SAMI 2002-AR5
SAMI 2003-AR1
SAMI 2003-AR2
SAMI 2003-AR3
SAMI 2003-AR4
SAMI 2003-CL1
SAMI 2004-AR2
SAMI II 2004-AR1
SAMI II 2004-AR3
SAMI II 2004-AR4
SAMI II 2004-AR5
SAMI II 2004-AR-6
SAMI II 2004-AR7
SAMI II 2004-AR8
SAMI II 2005-AR1
SAMI II 2005-AR2
SAMI II 2005-AR3
SAMI II 2005-AR4
SAMI II 2005-AR5
SAMI II 2005-AR6
SAMI II 2005-AR7
SAMI II 2005-AR8
SAMI II 2006-AR1
SAMI II 2006-AR2
SAMI II 2006-AR3

RMBS Master Servicing Platform Transactions
SAMI II 2006-AR4
SAMI II 2006-AR5
SAMI II 2006-AR6
SAMI II 2006-AR7
SAMI II 2006-AR8
SAMI II 2007-AR1
SAMI II 2007-AR2
SAMI II 2007-AR3
SAMI II 2007-AR5
SAMI II 2007-AR6
SAMI II 2007-AR7
SAS93006
SASC 1995-2
SASC 1996-4
SASC 1997-2
SASC 1998-11
SASC 1998-2
SASC 1998-3
SASC 1998-6
SASC 1998-8
SASC 1999-SP1
SASCO 2002-9
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC4
SASCO 2006-BC5
SASI 1993-7
SASI93-6
SBMS 2003-1
SBMS 2003-HYB1
SBMSVII 1993-6A
SEMT 2011-1
SEMT 2011-2
SEMT 2012-1
SEMT 2012-2
SEMT 2012-3
SEMT 2012-4
SEMT 2012-5
SEMT 2012-6
SEMT 2013-1
SEMT 2013-2

RMBS Master Servicing Platform Transactions
SEMT 2013-3
SEMT 2013-4
SEMT 2013-5
SEMT 2013-6
SEMT 2013-7
SEQUOIA 11
SEQUOIA 2003-1
SEQUOIA 2003-2
SEQUOIA 2003-3
SEQUOIA 2003-5
SEQUOIA 2003-8
SEQUOIA 2004-1
SEQUOIA 2004-10
SEQUOIA 2004-11
SEQUOIA 2004-12
SEQUOIA 2004-3
SEQUOIA 2004-4
SEQUOIA 2004-5
SEQUOIA 2004-6
SEQUOIA 2004-7
SEQUOIA 2004-8
SEQUOIA 2004-9
SEQUOIA 2005-1
SEQUOIA 2005-2
SEQUOIA 2005-3
SEQUOIA 2005-4
SEQUOIA 2006-1
SEQUOIA 2007-1
SEQUOIA 2007-2
SEQUOIA 2007-3
SEQUOIA 2007-4
SEQUOIA 9
SGMS 2005-OPT1
SGMS 2006-FRE1
SGMS 2006-FRE2
SGMS 2006-OPT2
SMSC 1992-1
SMSC 1992-2
SMSC 1992-3
SMSC 1992-4
SMSC 1992-6

RMBS Master Servicing Platform Transactions
SMSC 1994-2
SMT91-01
SMT91-05
SMT91-08
SMT92-02
SMT92-03
SMT92-05
SMT92-06
SMT92-08
SMT92-09
SMT92-11
SMT92-12
SMT93-02
SMT93-03
SMT93-04
SMT93-05
SMT93-06
SQALT 2006-1
STACS 2007-01
STALT 2006-1F
STARM 2007-1
STARM 2007-2
STARM 2007-3
STARM 2007-4
STARM 2007-S1
SV 2006-02
SV 2006-03
SV 2006-EQ2
SV 2007-1
TBW 06-2
TBW 2006-1
TBW 2006-3
TBW 2006-4
TBW 2006-5
TBW 2006-6
TBW 2007-1
TBW 2007-2
TERWIN 2003-5SL
THORNBURG 2002-3
THORNBURG 2002-4
THORNBURG 2003-1

RMBS Master Servicing Platform Transactions
THORNBURG 2003-2
THORNBURG 2003-3
THORNBURG 2003-5
THORNBURG 2004-1
THORNBURG 2004-2
THORNBURG 2004-3
THORNBURG 2004-4
THORNBURG 2005-1
THORNBURG 2005-2
THORNBURG 2005-3
THORNBURG 2005-4
THORNBURG 2006-1
THORNBURG 2006-2
THORNBURG 2006-3
THORNBURG 2006-4
THORNBURG 2006-5
THORNBURG 2006-6
THORNBURG 2007-1
THORNBURG 2007-2
THORNBURG 2007-3
THORNBURG 2007-4
THORNBURG 2007-5
THORNBURG 2008-1
TMS 1988-1
TMS 1988-2
TMS 1988-3
TMS 1988-4
TMS 1988-5
TMTS 2005-18ALT
WFALT 02-01
WFALT 2003-1
WFALT 2005-1
WFALT 2005-2
WFALT 2007-PA1
WFALT 2007-PA2
WFALT 2007-PA3
WFALT 2007-PA4
WFALT 2007-PA5
WFALT 2007-PA6
WFHET 2004-1
WFHET 2004-2

RMBS Master Servicing Platform Transactions
WFHET 2005-4
WFHET 2006-1
WFMBS 05-1
WFMBS 05-10
WFMBS 05-11
WFMBS 05-12
WFMBS 05-13
WFMBS 05-14
WFMBS 05-15
WFMBS 05-16
WFMBS 05-17
WFMBS 05-18
WFMBS 05-2
WFMBS 05-3
WFMBS 05-4
WFMBS 05-5
WFMBS 05-6
WFMBS 05-7
WFMBS 05-8
WFMBS 05-9
WFMBS 05-AR1
WFMBS 05-AR10
WFMBS 05-AR11
WFMBS 05-AR12
WFMBS 05-AR13
WFMBS 05-AR14
WFMBS 05-AR15
WFMBS 05-AR16
WFMBS 05-AR2
WFMBS 05-AR3
WFMBS 05-AR4
WFMBS 05-AR5
WFMBS 05-AR6
WFMBS 05-AR7
WFMBS 05-AR8
WFMBS 05-AR9
WFMBS 06-AR1
WFMBS 06-AR2
WFMBS 06-AR3
WFMBS 06-AR4
WFMBS 06-AR5

RMBS Master Servicing Platform Transactions
WFMBS 06-AR6
WFMBS 06-AR7
WFMBS 06-AR8
WFMBS 2003-10
WFMBS 2003-11
WFMBS 2003-12
WFMBS 2003-13
WFMBS 2003-14
WFMBS 2003-15
WFMBS 2003-16
WFMBS 2003-17
WFMBS 2003-18
WFMBS 2003-19
WFMBS 2003-9
WFMBS 2003-B
WFMBS 2003-D
WFMBS 2003-E
WFMBS 2003-F
WFMBS 2003-G
WFMBS 2003-H
WFMBS 2003-I
WFMBS 2003-J
WFMBS 2003-K
WFMBS 2003-L
WFMBS 2003-M
WFMBS 2003-N
WFMBS 2003-O
WFMBS 2004-1
WFMBS 2004-2
WFMBS 2004-3
WFMBS 2004-4
WFMBS 2004-5
WFMBS 2004-6
WFMBS 2004-7
WFMBS 2004-8
WFMBS 2004-A
WFMBS 2004-AA
WFMBS 2004-B
WFMBS 2004-BB
WFMBS 2004-C
WFMBS 2004-CC

RMBS Master Servicing Platform Transactions
WFMBS 2004-D
WFMBS 2004-DD
WFMBS 2004-E
WFMBS 2004-EE
WFMBS 2004-F
WFMBS 2004-G
WFMBS 2004-H
WFMBS 2004-I
WFMBS 2004-J
WFMBS 2004-K
WFMBS 2004-L
WFMBS 2004-M
WFMBS 2004-N
WFMBS 2004-O
WFMBS 2004-P
WFMBS 2004-Q
WFMBS 2004-R
WFMBS 2004-S
WFMBS 2004-T
WFMBS 2004-U
WFMBS 2004-V
WFMBS 2004-W
WFMBS 2004-X
WFMBS 2004-Y
WFMBS 2004-Z
WFMBS 2006-1
WFMBS 2006-10
WFMBS 2006-11
WFMBS 2006-12
WFMBS 2006-13
WFMBS 2006-14
WFMBS 2006-15
WFMBS 2006-16
WFMBS 2006-17
WFMBS 2006-18
WFMBS 2006-19
WFMBS 2006-2
WFMBS 2006-20
WFMBS 2006-3
WFMBS 2006-4
WFMBS 2006-5

RMBS Master Servicing Platform Transactions
WFMBS 2006-6
WFMBS 2006-7
WFMBS 2006-8
WFMBS 2006-9
WFMBS 2006-AR1
WFMBS 2006-AR11
WFMBS 2006-AR12
WFMBS 2006-AR13
WFMBS 2006-AR14
WFMBS 2006-AR15
WFMBS 2006-AR16
WFMBS 2006-AR17
WFMBS 2006-AR18
WFMBS 2006-AR19
WFMBS 2007-1
WFMBS 2007-10
WFMBS 2007-11
WFMBS 2007-12
WFMBS 2007-13
WFMBS 2007-14
WFMBS 2007-15
WFMBS 2007-16
WFMBS 2007-17
WFMBS 2007-2

RMBS Master Servicing Platform Transactions
WFMBS 2007-3
WFMBS 2007-4
WFMBS 2007-5
WFMBS 2007-6
WFMBS 2007-7
WFMBS 2007-8
WFMBS 2007-9
WFMBS 2007-AR10
WFMBS 2007-AR3
WFMBS 2007-AR4
WFMBS 2007-AR5
WFMBS 2007-AR6
WFMBS 2007-AR7
WFMBS 2007-AR8
WFMBS 2007-AR9
WFMBS 2008-1
WFMBS 2008-AR1
WFMBS 2008-AR2
WMC 1989-1
WMC 1989-1R
WMLT 2005-B
ZUNI 2006-OA1